October 31, 2026

SUMMARY PROSPECTUS

New Covenant Balanced Growth Fund (NCBGX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and annual and semi-annual reports, online at NewCovenantFunds.com. You can also get this information at no cost by dialing 1‑877‑835‑4531. The Fund’s Prospectus and Statement of Additional Information, dated October 31, 2026, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

NewCovenantFunds.com

SEI / SUMMARY PROSPECTUS

Investment Objective

The Fund’s investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b‑1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses (AFFE)	0.72%
Total Annual Fund Operating Expenses	0.93%	†

† The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
New Covenant Balanced Growth Fund	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund invests primarily in shares of the New Covenant Equity Fund (the “Equity Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Equity Fund.

Between 45% and 75% of the Fund’s net assets (with a “neutral” position of approximately 60% of the Fund’s net assets) are invested in shares of the Equity Fund, with the balance of its net assets invested in shares of the Income Fund or cash or cash equivalents.

The Fund will periodically rebalance its investments in the Equity Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Equity Fund and the Income Fund are taken into account. The allocation of investments made in the Equity Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Equity Fund and the Income Fund.

The Equity Fund invests in common stocks and other equity securities. The Equity Fund invests primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market. The Equity Fund seeks generally to replicate the performance of the index, subject to such variation as may arise as a result of implementation of the social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”) discussed below.

SEI / SUMMARY PROSPECTUS

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund’s assets may be held in cash or cash equivalents.

At least 65% of the Income Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Income Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Equity Fund and the Income Fund, in which the Fund invests, seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

Principal Risks

The success of the Fund’s investment strategy depends on the allocation of assets among the Equity Fund and the Income Fund and the performance of the Equity Fund and the Income Fund. In managing the Fund, SEI Investments Management Corporation (“SIMC” or “the Adviser”) may be incorrect in assessing market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. In addition, the methodology by which SIMC allocates the Fund’s assets among the Equity Fund and the Income Fund may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds. The principal risks of the Fund as a result of its investments in the Equity Fund and the Income Fund are set forth below.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Fixed Income Market Risk — The prices of the Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Income Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Social-Witness Principles/Socially Responsible Investing Risk — The Equity Fund and the Income Fund consider social-witness principles and the Sub-Advisers’ ESG criteria in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that the Equity Fund and Income Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Equity Fund and Income Fund will not anticipate market trends successfully.

Investment Style Risk — The risk that the equity securities in which the Equity Fund invests may underperform other segments of the equity markets or the equity markets as a whole and the risk that the fixed income securities in which the Income Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Tracking Error Risk — The risk that the Equity Fund’s performance may vary substantially from the performance of the underlying index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Equity Fund’s investments and the underlying index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

SEI / SUMMARY PROSPECTUS

Large Capitalization Risk — If valuations of large capitalization companies in which the Equity Fund may invest appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange-listed stocks and may have more price volatility than that of exchange-listed stocks.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Derivatives Risk — The Equity Fund’s and Income Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above. Leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Income Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

SEI / SUMMARY PROSPECTUS

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Income Fund whereby a defaulting counterparty could delay or prevent the Income Fund’s recovery of collateral.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Equity Fund or the Income Fund would like. The Equity Fund or the Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Opportunity Risk — The Equity Fund and the Income Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Leverage Risk — The Equity Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

SEI / SUMMARY PROSPECTUS

Duration Risk — The longer-term securities in which the Income Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Income Fund to invest the proceeds at generally lower interest rates.

Cash and Cash Equivalents Risk — At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants and Rights Risk — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Exchange-Traded Funds (ETFs) Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on growth; can tolerate the level of risk represented by the common stock portion of the portfolio allocation; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877‑835‑4531.

SEI / SUMMARY PROSPECTUS

30%
20
10
0
-10
-20
5.87
13.47
-3.37
20.38
15.42
13.92
-15.56
16.77
13.94
12.54
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter: 14.51% (06/30/20) Worst Quarter: ‑12.25% (03/31/20) The Fund’s total return (pre-tax) from January 1, 2026 to September 30, 2026 was 5.87%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns to those of the Russell 3000 Index Return (a broad-based securities market index), and two additional indexes with characteristics relevant to the Fund’s investment strategy. The Fund’s additional indexes are the Bloomberg Intermediate U.S. Aggregate Bond Index and the Fund’s blended benchmark that is composed of the Russell 3000 Index and the Bloomberg Intermediate U.S. Aggregate Bond Index weighted 60%/40%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

New Covenant Balanced Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.54%	7.57%	8.79%
Fund Return After Taxes on Distributions	9.98%	6.04%	7.33%
Fund Return After Taxes on Distributions and Sale of Fund Shares	8.72%	5.61%	6.72%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.45%	0.68%	2.06%
Blended 60% Russell 3000 Index/ 40% Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	13.35%	8.22%	9.53%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2017	Portfolio Manager
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Balanced Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑9252), by telephone at 877‑835‑4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

SEI / SUMMARY PROSPECTUS

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.